EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Toshoan Holdings, Inc. (the “Company”) on Form 10-Q for the period ended April 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shunji Fukumoto, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Shunji Fukumoto

Shunji Fukumoto, Chief Financial Officer

Dated: June 19, 2015